UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2019

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yum China Building
7100 Corporate Drive	20 Tian Yao Qiao Road
Plano, Texas 75024	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Yum China Holdings, Inc. (the “Company”) held its 2019 annual meeting of stockholders at 8:30 a.m. local time on May 10, 2019 at the Mandarin Oriental Hong Kong, 5 Connaught Road, Central, Hong Kong (the “Annual Meeting”).  A total of 321,762,294 shares, or 84.9% of the Company’s outstanding common stock, were present in person or represented by proxy at the Annual Meeting, constituting a quorum.  At the Annual Meeting, the Company’s stockholders: (i) elected the 12 director nominees listed below to serve until the 2020 annual meeting of the Company’s stockholders; (ii) ratified the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2019; and (iii) approved, on an advisory basis, the Company’s named executive officer compensation.

Set forth below are the voting results for each of the proposals presented at the Annual Meeting:

Proposal 1:	The election of director nominees to serve until the 2020 annual meeting of the Company’s stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Fred Hu	250,509,880	9,557,614	469,450	61,225,350
Joey Wat	259,451,146	629,135	456,663	61,225,350
Muktesh “Micky” Pant	258,031,189	2,041,708	464,047	61,225,350
Peter A. Bassi	256,321,224	3,758,112	457,608	61,225,350
Christian L. Campbell	259,686,048	384,873	466,023	61,225,350
Ed Yiu-Cheong Chan	259,666,931	398,242	471,771	61,225,350
Edouard Ettedgui	256,554,684	3,507,934	474,326	61,225,350
Cyril Han	259,270,226	637,022	629,696	61,225,350
Louis T. Hsieh	245,303,827	14,571,909	661,208	61,225,350
Ruby Lu	259,254,044	814,318	468,582	61,225,350
Zili Shao	259,644,119	390,901	501,924	61,225,350
William Wang	259,426,771	638,934	471,239	61,225,350

Proposal 2:	The ratification of the appointment of KPMG Huazhen LLP as the Company’s independent auditor for 2019:

For	Against	Abstain	Broker Non-Votes
320,272,829	883,920	605,545	0

Proposal 3:	An advisory vote to approve the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
249,713,506	9,701,222	1,122,216	61,225,350

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Pingping Liu
Name: Pingping Liu
Title: Acting Chief Legal Officer and Corporate Secretary
Date: May 14, 2019